SUPERIOR
DRILLING PRODUCTS

Fourth Quarter and Full Year 2022 Financial Results Conference Call

March 10, 2023

Troy Meier
Chairman and Chief Executive Officer

Christopher Cashion
Chief Financial Officer

NYSE American: SDPI
www.sdpi.com

Safe Harbor Statement

These slides contain forward-looking statements and information that are subject to a number of risks and uncertainties, many of which are beyond our control. All statements, other than statements of historical fact included in these slides and the accompanying oral presentation, including, without limitations, the continued impact of COVID-19 on the business, the Company's strategy, future operations, success at developing future tools, the Company's effectiveness at executing its business strategy and plans, financial position, estimated revenue and losses, projected costs, prospects, plans and objectives of management, and ability to outperform are forward-looking statements. The use of words "could," "believe," "anticipate," "intend," "estimate," "expect," "may," "continue," "predict," "potential," "project", "forecast," "should" or "plan, and similar expressions are intended to identify forward-looking statements, although not all forward -looking statements contain such identifying words. These statements reflect the beliefs and expectations of the Company and are subject to risks and uncertainties that may cause actual results to differ materially. These risks and uncertainties include, among other factors, the duration of the COVID-19 pandemic and related impact on the oil and natural gas industry, the effectiveness of success at expansion in the Middle East, options available for market channels in North America, the deferral of the commercialization of the Strider technology, the success of the Company's business strategy and prospects for growth; the market success of the Company's specialized tools, effectiveness of its sales efforts, its cash flow and liquidity; financial projections and actual operating results; the amount, nature and timing of capital expenditures; the availability and terms of capital; competition and government regulations; and general economic conditions. These and other factors could adversely affect the outcome and financial effects of the Company's plans and described herein.

Therefore, you should not rely on any of these forward-looking statements. Any forward-looking statement made by us in these slides and the accompanying oral presentation is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Forward Looking Non-GAAP Financial Measures

Forward-looking adjusted EBITDA is a non-GAAP measure. The Company is unable to present a quantitative reconciliation of these forward-looking non-GAAP financial measures to their most directly comparable forward-looking GAAP financial measure because such information is not available, and management cannot reliably predict the necessary components of such GAAP measures without unreasonable effort largely because forecasting or predicting our future operating results is subject to many factors out of our control or not readily predictable. In addition, the Company believes that such reconciliations would imply a degree of precision that would be confusing or misleading to investors. The unavailable information could have a significant impact on the Company's fiscal 2022 and future financial results. This non-GAAP financial measure is a preliminary estimate and is subject to risks and uncertainties, including, among others, changes in connection with purchase accounting, quarter-end and year-end adjustments. Any variation between the Company's actual results and preliminary financial data set forth in this presentation may be material.

SUPERIOR DRILLING PRODUCTS

Strong Execution Driving Improved Results

Q4 2022	Full Year 2022
33% Revenue Growth (Y/Y)	**43%** Revenue Growth (Y/Y)
$333K Net Income	**$1.1M** Net Income
25.7% Adj. EBITDA Margin*	**24.7%** Adj. EBITDA Margin*
	$2.2M Cash Position

Improved market conditions and increased drilling activity driving demand for Drill-N-Ream® (DNR) wellbore conditioning tool and contract services

Leverage gained from higher sales volume drove measurably improved operating margins

Strengthened balance sheet: reduced debt 33% during the year

Improving capacity and throughput to support demand

** Adjusted EBITDA is a non-GAAP financial measure. Please see supplemental slides for a reconciliation between GAAP net income (loss) and non-GAAP adjusted EBITDA and other important disclaimers regarding Superior Drilling Products' use of adjusted EBITDA*

DELIVERED ANNUAL REVENUE GROWTH OF 43%

Compared with prior-year period unless otherwise noted

($ in millions)


$4.0
$3.6
$0.4
Q4 21
$4.1
$3.7
$0.4
Q1 22
$4.5
$4.0
$0.5
Q2 22
$5.2
$4.6
$0.6
Q3 22
$5.3
$4.5
$0.7
Q4 22
$13.3
$11.6
$1.7
2021
$19.1
$16.9
$2.2
2022
International
North America

North America revenue increased 28% in Q4, up 46% for 2022

- Growth reflects the continued recovery in the NA oil & gas industry and strong demand for the manufacture and refurbishment of drill bits and other related tools
- Average U.S. rig count of 775 in Q4 22 was up 14 rigs sequentially and up 216 rigs since Q4 21

International revenue growth of 79% in the quarter and 27% for the year reflects improving market conditions, strengthened technical sales and marketing team, and greater awareness of the DNR benefits

Numbers may not sum due to rounding

SUPERIOR DRILLING PRODUCTS

TOOL AND CONTRACT SERVICES REVENUE GROWTH

Compared with prior-year period unless otherwise noted
($ in millions)

Contract Services up 94% in Q4 and 65% in 2022

Continued expansion of the volume and products refurbished and manufactured for long-time legacy customer

Tool (DNR) revenue up 13% in Q4 and 34% in 2022

Market recovery driving higher demand; Activity on more rigs leads to increased royalty and repair revenue

Revenue by Product


$4.0
$1.0
$3.0
Q4 21
$4.1
$1.4
$2.8
Q1 22
$4.5
$1.6
$2.9
Q2 22
$5.2
$1.8
$3.3
Q3 22
$5.3
$1.9
$3.3
Q4 22
$13.3
$4.1
$9.2
2021
$19.1
$6.7
$12.4
2022
Tool (DNR) Revenue
Contract Services

Tool (DNR) Revenue is the sum of tool sales (North America), rental revenue (International) and other related tool revenue, which is comprised of royalties and fleet maintenance fees. Contract Services revenue is comprised of repair and manufacturing services for drill bits and other tools or products for customers.

Numbers may not sum due to rounding

INVESTING TO ADDRESS STRONG DEMAND

Compared with prior-year period unless otherwise noted
($ in millions)

Continued investment in people to address demand

Inflationary headwinds on payroll, raw materials, supplies, and repair and maintenance costs

Demonstrated operating leverage despite investments and headwinds

SG&A increase reflects additional litigation costs in support of the Company's patent infringement lawsuit

Operating Expenses



$3.9
$0.4
$1.7
$1.8
Q4 21
$3.8
$0.4
$1.6
$1.8
Q1 22
$4.4
$0.4
$1.9
$2.1
Q2 22
$4.3
$0.4
$1.7
$2.2
Q3 22
$4.6
$0.3
$2.1
$2.2
Q4 22
$13.9
$2.1
$6.2
$5.6
2021
$17.2
$1.5
$7.3
$8.3
2022
Cost of Revenue
SG&A
Depreciation & Amortization

Numbers may not sum due to rounding

SUPERIOR DRILLING PRODUCTS

STRONG CASH GENERATION

($ in thousands)

Net Income (Loss) & Diluted EPS


$645
$0.02
Q4 21
$150
$0.01
Q1 22
($0.00)
($57)
Q2 22
$639
$0.02
Q3 22
$333
$0.01
Q4 22
(0.02)
($530)
2021
$1,065
0.04
2022

*Adjusted EBITDA and Margin**


$827
20.9%
Q4 21
$1,014
24.5%
Q1 22
$831
18.3%
Q2 22
$1,525
29.5%
Q3 22
$1,350
25.7%
Q4 22
$2,626
19.7%
2021
$4,720
24.7%
2022

** Adjusted EBITDA is a non-GAAP financial measure. Please see supplemental slides for a reconciliation between GAAP net income (loss) and non-GAAP adjusted EBITDA and other important disclaimers regarding Superior Drilling Products' use of adjusted EBITDA*

SUPERIOR DRILLING PRODUCTS

Balance Sheet Strength

($ in millions)

Cash and Equivalents


$2.8
$2.9
$2.8
$2.0
$2.2
12/31/2021
3/31/2022
6/30/2022
9/30/2022
12/31/2022

Total Debt


$8.0
$3.0
$5.0
$2.9
$1.5
$1.4
$2.5
$0.75
$1.7
$1.7
$1.7
12/31/2019
12/31/2020
12/31/2021
12/31/2022
All Other Debt
Hard Rock Note

Numbers may not sum due to rounding

- Generated $3.5 million of cash from operations in 2022 compared with $0.5 million in 2021
- CapEx spending of $3.3 million in 2022
  - New machining centers
  - Increase in Middle East DNR rental tool fleet
  - Higher maintenance activities
- Total debt down 33% to $1.7 million; reflects final payment on Hard Rock note in October
- $8.1 million in shareholders' equity at year-end

SUPERIOR DRILLING PRODUCTS

FISCAL 2023 GUIDANCE[1]

Revenue:	$24 million to $27 million
SG&A expenses:	$9 million to $10 million *(includes ~$1 million in legal expenses for ongoing patent infringement litigation)*
Adjusted EBITDA[2]:	$6.5 million to $7.5 million
CapEx:	$3.0 million to $3.5 million

[1] Expectations provided on March 10, 2023

[2] Adjusted EBITDA is a non-GAAP measure. See Forward Looking Non-GAAP Financial Measures on Slide 2 for more information

SUPERIOR DRILLING PRODUCTS

OUTLOOK AND OPPORTUNITIES[1]



North America:

- Expect increased presence on more rigs to drive DNR revenue
- Enhanced manufacturing and support capacity – two new machining centers
- New associates becoming more productive; training and retention continue to be focus areas
- Contract Services: expanded capacity to capture new opportunities

International:

- Investing in new service and technology facility in Dubai to open Q2 FY23
  - Drive awareness and talent acquisition
  - Rapid response to opportunities
  - Localized inventory reduces transportation costs
- Higher level expertise in technical sales
- Expect to double international team by fiscal year end (4 to ~10) to better penetrate existing customer base and acquire new customers

[1] *Expectations provided on March 10, 2023*



Supplemental Information

ADJUSTED EBITDA RECONCILIATION

(in thousands)	Three Months Ended December 31 2021	March 31 2022	June 30 2022	September 30 2022	December 31 2022
GAAP net (loss) income	**$ 644,884**	**$ 149,837**	**$ (56,510)**	**$ 638,731**	**$ 333,096**
Add back:					
Depreciation and amortization	422,733	410,733	402,648	362,773	327,825
Interest expense, net	125,512	123,664	129,760	143,564	148,962
Share-based compensation	226,144	210,133	212,469	218,217	232,921
Net non-cash compensation	88,200	88,200	88,200	88,200	88,200
Income tax expense	27,875	31,384	32,299	44,169	87,117
Impairment of asset	-	-	-	-	130,375
Loss on disposition of assets	(939)	-	22,146	29,381	1,550
Recovery of related party note receivable	(707,112)	-	-	-	-
Non-GAAP adjusted EBITDA[(1)]	**$ 827,301**	**$ 1,013,951**	**$ 831,012**	**$ 1,525,035**	**$ 1,350,046**
GAAP Revenue	$ 3,950,469	$ 4,130,164	$ 4,540,842	$ 5,172,545	$ 5,254,136
Non-GAAP Adjusted EBITDA Margin	20.9%	24.5%	18.3%	29.5%	25.7%

[1]Adjusted EBITDA represents net income adjusted for income taxes, interest, depreciation and amortization and other items as noted in the reconciliation table. The Company believes Adjusted EBITDA is an important supplemental measure of operating performance and uses it to assess performance and inform operating decisions. However, Adjusted EBITDA is not a GAAP financial measure. The Company's calculation of Adjusted EBITDA should not be used as a substitute for GAAP measures of performance, including net cash provided by operations, operating income and net income. The Company's method of calculating Adjusted EBITDA may vary substantially from the methods used by other companies and investors are cautioned not to rely unduly on it.

ADJUSTED EBITDA RECONCILIATION

(in thousands)	Year Ended December 31 2021	Year Ended December 31 2022
GAAP net (loss) income	**$ (529,801)**	**$ 1,065,157**
Add back:		
Depreciation and amortization	2,103,534	1,503,976
Interest expense, net	539,162	545,949
Share-based compensation	756,743	873,737
Net non-cash compensation	352,800	352,800
Income tax expense	110,751	194,969
Gain on disposition of assets	(249)	-
Impairment of asset	-	183,452
Recovery of related party note receivable	(707,112)	-
Non-GAAP adjusted EBITDA[1]	**$ 2,625,828**	**$ 4,720,040**
GAAP Revenue	$ 13,336,149	$ 19,097,687
Non-GAAP Adjusted EBITDA Margin	19.7%	24.7%

[1]Adjusted EBITDA represents net income adjusted for income taxes, interest, depreciation and amortization and other items as noted in the reconciliation table. The Company believes Adjusted EBITDA is an important supplemental measure of operating performance and uses it to assess performance and inform operating decisions. However, Adjusted EBITDA is not a GAAP financial measure. The Company's calculation of Adjusted EBITDA should not be used as a substitute for GAAP measures of performance, including net cash provided by operations, operating income and net income. The Company's method of calculating Adjusted EBITDA may vary substantially from the methods used by other companies and investors are cautioned not to rely unduly on it.

SUPERIOR DRILLING PRODUCTS